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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     November 29, 2005
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                                 Citigroup Inc.
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             (Exact name of registrant as specified in its charter)


        Delaware                     1-9924                    52-1568099
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     (State or other               (Commission             (IRS Employer
     jurisdiction of               File Number)          Identification No.)
     incorporation)

               399 Park Avenue, New York, New York              10043
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             (Address of principal executive offices)         (Zip Code)

                                 (212) 559-1000
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              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act

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                                 CITIGROUP INC.
                           Current Report on Form 8-K

Item 9.01.      FINANCIAL STATEMENTS AND EXHIBITS.

      Exhibits:

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
      Exhibit No.       Description
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
        1.01            Terms Agreement, dated November 21, 2005, among
                        Citigroup Funding Inc., Citigroup Inc., as guarantor, and Citigroup Global Markets Inc., as the underwriter, relating to the offer and sale of Citigroup Funding
                        Inc.'s Stock Market Upturn Notes(SM) Based Upon the
                        S&P 500 Index(R) Due May 29, 2007.

        4.01 Form of Note for Citigroup Funding Inc.'s Stock Market Upturn Notes(SM) Based Upon the S&P 500 Index(R) Due May 29, 2007.
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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 29, 2005              CITIGROUP INC.



                                       By: /s/ Charles E. Wainhouse
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                                            Name:   Charles E. Wainhouse
                                            Title:  Assistant Treasurer